Exhibit 99.1

September 29, 2015 Investor Day 2015 NASDAQ: EGLT 1

Forward-Looking Statements 2 Statements included that are not historical in nature are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations, and are subject to known and unknown uncertainties and risks. Actual results could differ materially from those discussed due to a number of factors, including, but not limited to: the success of integrating recent acquisitions; our ability to obtain regulatory approval of our product candidates; our ability to successfully commercialize SPRIX® Nasal Spray and OXAYDO™; competitive factors; general market conditions; and other risk factors described in Egalet's filings with the United States Securities and Exchange Commission. Egalet assumes no obligation to update or revise any forward-looking statements contained in this presentation whether as a result of new information or future events, except as may be required by law. Please refer to oxaydo.com and sprix.com for full prescribing information (PI) including the black box warning for SPRIX. Hard copies of the PI will be available in the room.

Agenda 3 Welcome Bob Radie, President and Chief Executive Officer The Burden of Pain and the Role of ADFs Lynn Webster, M.D., Vice President of Scientific Affairs, PRA International Market Opportunity Deanne Melloy, Chief Commercial Officer Clinical and Regulatory Update Jeff Dayno, M.D., Chief Medical Officer Pipeline and Business Develop Update Mark Strobeck, Ph.D., Chief Business Officer & Head of Strategic Planning Financial Update Stan Musial, Chief Financial Officer Q&A All speakers Wrap-Up Bob Radie

Pain Starts with the Patient 4

Pain is a Costly Problem 5 $560 to $635 Annual costs associated with chronic pain, including healthcare cost estimates and value of lost productivity. $ Days of Days of work missed $11.6 to $12.7 billion Days of Hours of work lost $95.2 to $96.5 billion Days of Lower wages $190.6 to $226.3 billion BILLION BILLION > Heart disease Greater than Cancer Diabetes $309B $243B $188B Source: Institute of Medicine. Report from the Committee on Advancing Pain Research, Care, and Education: Relieving Pain in America, A Blueprint for Transforming Prevention, Care, Education and Research. The National Academies Press, 2011. + +

Prescription Opioid Abuse is Growing 6 $ BILLION 1. Opioid Addiction Disease. American Society of Addiction Medicine. http://www.asam.org/docs/default-source/advocacy/opioid-addiction-disease-facts-figures.pdf. Published 2015. Accessed August 28, 2015. 2. Fudin, J. Abuse-deterrent Opioid Formulations: Purpose, Practicality and Paradigms. Pharmacy Times. January 27, 2015. http://www.pharmacytimes.com/contributor/jeffrey-fudin/2015/01/abuse-deterrent-opioid-formulations-purpose-practicality-and-paradigms. Accessed August 27, 2015. 3. Volkow ND. America’s Addiction to Opioids: Heroin and Prescription Drug Abuse. National Institute on Drug Abuse. http://www.drugabuse.gov/about-nida/legislative-activities/testimony-to-congress/2015/americas-addiction-to-opioids-heroin-prescription-drug-abuse. Published May 14, 2014. Accessed August 27, 2015. 75% Opioids caused of overdoses 2 46 Americans die every day 1 to 26 36 MILLION People abuse opioids worldwide3

Delivering Pain Relief with Peace of Mind 7 SPRIX® Opioid-strength NSAID for short-term pain OXAYDO™ First and only IR oxycodone designed to discourage abuse associated with snorting Late-Stage Pipeline ARYMOTM (Egalet-001) Egalet-002 Guardian™ Technology proprietary physical and chemical abuse-deterrent technology

Abuse-Deterrent Formulations are a Part of the Solution 8 Physician Education Prescription Monitoring Abuse-Deterrent Opioids Patient Education Proper Prescribing Safe Disposal Reduce Opioid Abuse

Legislation Action and Product Approvals Demonstrate Transition to ADFs

- **January 2013:** FDA publishes draft guidance on ADFs.
- **April 2013:** FDA approved ADF OxyContin (#1) and barred all generics without ADF
- **Jul. 2014 ER ADF #2** Targiniq (Purdue) approved
- **Aug 2014:** MA passes law requiring insurers to cover ADFs
- **Aug. 2014:** DEA rescheduled hydrocodone to CII
- **Oct. 2014 ER ADF #3** Embeda (Pfizer)
- **Nov. 2014 ER ADF #4** Hysingla ER (Purdue)
- **April 2015: Final FDA Guidance**
- **June 2015: Maryland passed** law requiring insurers to cover ADFs
- **July 2015: Maine passed** law requiring insurers to cover ADFs

Government actions

ADF Launches


United States of America

Passed ADF law

Legislation under consideration

© Copyright 2015. Egalet Pharmaceuticals, Inc.

ADF = abuse deterrent formulation; IR= Immediate Release; ER = Extended release

Egalet

9

Delivering pain relief with peace of mind 10

Lynn R. Webster, M.D. Vice President of Scientific Affairs, PRA International Salt Lake City, UT 84106 Ph: (801) 269-8200 LRWebsterMD@gmail.com Twitter @LynnRWebsterMD The Burden of Pain and the Role for ADFs 11

Principal investigator on Egalet trials Honoraria/travel support Disclosures/Affiliation 12

Pain Affects 100 Million Americans Source: Relieving Pain in America: A Blueprint for Transforming Prevention, Care, Education, and Research. Washington, DC: The National Academies Press, Institute of Medicine; 2011. 13

Types of Pain Neuropathic Functional Nociceptive Inflammatory Strains and sprains Bone fractures Postoperative Osteoarthritis Rheumatoid arthritis Tendonitis Fibromyalgia Irritable bowel syndrome Diabetic peripheral neuropathy Post-herpetic neuralgia HIV-related polyneuropathy 14

Sustained currents Peripheral Nociceptive Fibers Transient Activation CNS = central nervous system. Source: Woolf CJ. Ann Intern Med. 2004;140:441-451. Petersen-Felix S, Curatolo M. Swiss Med Weekly. 2002;132:273-278. Woolf CJ. Nature.1983;306:686-688. Woolf CJ, et al. Nature. 1992;355:75-78. Surgery or injury causes inflammation Long-term Consequences of Acute Pain: Potential for Progression to Chronic Pain Sustained Activation Peripheral Nociceptive Fibers Sensitization CNS Neuroplasticity Hyperactivity Structural Remodeling ACUTE PAIN Chronic PAIN 15

Pharmacologic Agents Used for Pain Management Acetaminophen NSAIDs (OTC and prescription strength) Muscle relaxants Anticonvulsants Antidepressants Opiates (single and combination agents) 16

Increased Usage of Opioids Significant increase in usage early 2000’s Decade of pain declaration by Institute of Medicine JCAHO declaration of Pain as fifth vital sign Awareness of Cox-2 safety issues 17

Non-medical Use of Prescription Opioid Analgesics Medical value of opioid analgesics long-recognized Non-medical use a growing and significant societal issue 35 million people; >10% of U.S. population* 350,000 emergency room visits per year** 85,000 admissions per year to substance-abuse treatment** >16,000 fatal overdoses involving an opioid in 2006*** Over three-fold increase since 1999 Societal cost of abuse ~$50 Billion annually† *SAMHSA (2009). Results from the 2008 National Survey on Drug Use and Health: National Findings. NSDUH Series H-36, HHS Publication No. SMA 09-4434. **SAMHSA (2008). Drug Abuse Warning Network, 2006: National Estimates of Drug-Related Emergency Department Visits. DAWN Series D 30, DHHS Publication No. (SMA) 08-4339. ***Warner M, Chen LH, Makuc DM. Increase in fatal poisonings involving opioid analgesics in the United States, 1999-2006. NCHS Data Brief. 2009 Sep;(22):1-8. †Data on File; White AG, et al. Societal costs of opioid abuse, dependence, and misuse in the United States (October 2009); King Pharmaceuticals®, Inc. 18

Medical Use Pain patients seeking more pain relief Pain patients escaping emotional pain Who Misuses/Abuses Opioids and Why? Non-Medical Use Recreational abusers Patients with disease of addiction 19

Pain Meds Come from Friends and Family U.S. DEPARTMENT OF HEALTH AND HUMAN SER. Substance Abuse and Mental Health Services Administration. Center for Behavioral Health Statistics and Quality. Results from the 2013 National Survey on Drug Use and Health: Summary of National Findings 20

Spectrum of Behaviors and Motives “Addicted” (SUD) “Substance abusers” “Recreational users” “Adherent” “Chemical copers” “Addicted” (SUD) “Substance abusers” Nonmedical Users Pain Patients “Self-Treaters” Adapted from Passik SD, Kirsh KL. The interface between pain and drug abuse and the evolution of strategies to optimize pain management while minimizing drug abuse. Exp Clin Psychopharmacol. 2008 Oct;16(5):400-4. SUD: substance use disorder 21

Abusers Progress from Oral Ingestion to Snorting/Injecting 19.7 months Percentage of Abusers 0 20 40 60 80 100 Initial route of administration Admission to treatment center Injection Snorting Oral Injection Snorting Oral Oral swallowing of excess quantities Nasal snorting Intravenous injection Hays L, Kirsh KL, Passik SD. J Natl Compr Canc Netw. 2003;1(3):423-8. 22

# of Substance Abuse Treatment Admissions (12 + y/o) Reporting Prescription Pain Reliever Abuse: 1999 - 2009 6.8% of admissions Source: SAMHSA Treatment Episode Data Set (TEDS), 2009 1.2% of admissions 23

Public Health Goals Individuals with chronic pain maintain access to effective medications Minimize the risk, misuse, abuse, overdose and death from prescription opioid medications 24

Suicide Ideation in Chronic Pain Patients Hitchcock1 50% chronic pain pts had suicidal thoughts due to pain Fishabain2 Pain severity Severe comorbidity (depression) N=153 25

Abuse Deterrent Strategies Physical-chemical barrier Aversion Agonist/Antagonist combinations Novel delivery systems Prodrugs Other 26

What Type of Abuse is Deterred? Oral intact Co-ingestion with alcohol/benzodiazepines Chewing Crushing and swallowing Snorting Smoking Injection 27

Effect of Abuse-Deterrent OxyContin (Primary Prescription Opioid Use) Effect of Abuse-deterrent OxyContin Panel A shows the percentage of respondents in each quarter who selected a specific prescription opioid as their primary drug (used most often and preferred over all others). Respondents could make only one choice. Heroin was not included as a primary drug to limit the population to those who primarily used prescription opiates. Ref. Cicero, Ellis, Surratt NEJM July 12, 2012 28

Where Might the New Formulations Mitigate Abuse?



Medical
Overdose
Overdose
Overdose
New
Add/Switch
Prescribed Patient Use
Patient Misuse
Patient Abuse & Addiction
polydrug
polydrug
(substance abuse history enhances MU abuse risk)
Non-Medical
Medical/ Diversion
Other Illegal Source
Experimenters
Recreational Casual Use
Regular Use & Addiction
Overdose
Overdose
Overdose
Abuse Deterrent
Abuse Resistant
Reduce Tolerance/Craving
None

29

Conclusion Pain is the most common reason patients see their doctor in U.S. Opiates are safe and efficacious when used as prescribed Drug abuse is a serious epidemic As the population ages, we will have more patients suffering from pain Need multi-faceted approach to decrease prescription abuse ADFs should be a part of all practices Need to treat pain, responsibly 30

Thank You! 31

Deanne Melloy, Chief Commercial Officer Commercial Operations SPRIX® Nasal Spray, OXAYDO™ and ARYMO™ 32

5 Region Business Directors Successful, networked, and driven 50 Territory Managers Successful selling skills, account management and B2B experience Top volume markets based on short acting opioids, oxycodone IR and branded ER-LA opioids Focus on ~7,000 high decile healthcare providers prescribing pain medications Best-in-Class Dedicated Sales Organization 33

Launched IMPACT-Rx (IMproving Patients ACcess To Medicines) this month Objective: ensure patients gain access to medicines they need Scope: program applied to all of our commercial products SPRIX Direct: No insured patient pays more than $25 My OXAYDO Patient Savings Program: No insured patient pays more than $15 Key features: Augments our efforts to dispense branded product, elimination of supply chain fees Connects patients and providers to drive adherence Reimbursement support, automatic co-pay buy down Easier access to fill a prescription Patient education IMPACT-Rx—Patient Access Initiative 34

SPRIX® Nasal Spray Overview 35

Focused on Growing New Targets Maximize Value/Generate Revenue Key Imperatives Focus on Building Growth with New Targets Ensure Patient and Physician Access 36

SPRIX® Nasal Spray, Opioid-Level Relief in a Novel Form Potent NSAID with Rapid Absorption Delivers ketorolac—proven pain reliever Potent efficacy for short-term pain relief Opioid-level analgesia First and only intranasal NSAID 37

SPRIX® Nasal Spray Product Opportunity PATIENTS NSAIDS Ibuprofen Diclofenac Celecoxib Meloxicam SPRIX Opioids Hydrocodone Oxycodone Oxymorphone Morphine Broad Indication for Short-term (up to 5 days) Pain Relief 38

Building Growth with Our Current Targets Expand SPRIX Use Within Existing Writers (372) Add SPRIX to the Mix With Existing Ketorolac Writers (2760) Generate New Prescriptions of SPRIX with High Opioid Writers (6950) 39

Sales Force Well Resourced 40

New Prescribers and SPRIX® Prescriptions Growing * * Estimate with actual data through 9/12 98% growth 251 861 1466* * Estimate Actual data through 9/12 Sales force launch Sales force launch Source: Oncosource data 9/12 weekly report Prescribers Prescriptions 41 179 478 950 0 100 200 300 400 500 600 700 800 900 1000 02/2015 03/2015 04/2015 05/2015 06/2015 07/2015 08/2015 09/2015 Cumulative prescribers used SPRIX Direct 0 100 200 300 400 500 600 02/2015 03/2015 04/2015 05/2015 06/2015 07/2015 08/2015 09/2015 Number of Rx’s dispensed 70% growth

42

OXAYDO™ Launch Imperatives Objective: Create Brand Awareness & Generate TRx Volume Key Imperatives Raise awareness of diversion and abuse via snorting with IR oxycodone Establish OXAYDO as treatment of choice when selecting an IR opioid Ensure affordability for patients and build coverage with Payors 43

Formulated with inactive ingredient that may cause nasal burning and throat irritation when snorted Bioequivalent to IR oxycodone & does not contain acetaminophen No clinically relevant food effect Commercially insured patients pay no more than $15 per prescription 44 OXAYDOTM, the Only IR Oxy Designed to Discourage Abuse The FIRST and ONLY formulation of immediate-release oxycodone that discourages abuse via snorting.

OXAYDO Launched and Positive Initial HCP Feedback As of Sept 1st, 50 Territory Managers trained and resourced to promote OXAYDO Launched OXAYDO at Pain Week, Sept 8th -12th Territory Managers educating HCPs on OXAYDO Positive initial feedback Distribution channel in place 3PL, state licenses, wholesaler distribution agreements Product shipping 45 This image cannot currently be displayed.

With launch of OXAYDO™ and ARYMO™ soon, opportunity to expand reach 21 territory managers expected to be in place by January 2016 Will cover approximately 11,500 HCPs that are high-decile ER and IR pain medicine prescribers Expanding into new geographies and deepening reach in existing areas Expanding Sales Force 46

Single Digit Penetration of Large Market Source: MS NPA Audit, 2013 238M IR Opioid Prescriptions1 128MM Hydrocodone 53MM Oxycodone1 (includes IR and IR/APAP) 36MM Oxy/APAP 17MM Oxy Alone 238MM 47 53 MM Prescriptions 30% of market covered 15.9 MM 4% to 5% share $254 to $318 MM Market Opportunity X = 15.9 MM Prescriptions $500 WAC $6.4 B X =

48 ARYMO™, an abuse-deterrent, extended-release morphine

Physicians recognize importance of abuse deterrent morphine Overall physicians had positive feedback on ARYMO’s AD features: Liked that covers all major routes of abuse Pleased to see no evidence of alcohol dose dumping because reported their patients frequently drink Mechanical failure of tools due to tablet hardness seen as most compelling Data showing <10% of particles were snortable seen as compelling Forming a viscous gel when combined with solvents seen as important to prevent abusers from injecting the drug “[The most compelling thing] was that it breaks the tools that actually gives you a visualization in your head of what’s going on. I like that.” Initial ARYMO™ Market Research is Favorable 49

Single Digit Penetration in Large Market Source: NPA Extended Insights Audit from September 2012 to August 2015. NPA Audit from April 2009 to March 2015. 7.2 MM Total ER Morphine Market 50 7. 2 MM Prescriptions $500 WAC $3.6 B 3% to 6% market share $216 to $325 MM Market Opportunity X = 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2,000,000 Q4 2012 TRx Q1 2013 TRx Q2 2013 TRx Q3 2013 TRx Q4 2013 TRx Q1 2014 TRx Q2 2014 TRx Q3 2014 TRx Q4 2014 TRx Q1 2015 TRx Q2 2015 TRx AVINZA EMBEDA KADIAN MS-CONTIN ORAMORPH SR GENERIC

Hired a talented and experienced senior commercial team Acquired and licensed two commercially approved products Created multi-faceted channel distribution Selected, hired and trained a sales force Launched two products in eight months Put in place IMPACT-Rx, patient access initiative Laying groundwork for ARYMO™ and other Guardian™ Technology products 51 We Believe We are on Our Way to Commercial Success

Jeffrey Dayno, M.D., Chief Medical Officer Clinical and Regulatory Update 52

Egalet Leadership in AD Opioid Development Connected through working groups Branded Industry Working Group, Cross-Company Abuse Liability Consortium Co-hosting Category 1 Focus Group Industry meeting Innovating through new tools ALERRT Scale (Assessing Level of Effort and Resources Required for Tampering) Recognized in the field Speaker at many of the main industry meetings on AD opioid development 53

Clear Path to ADF Development: FDA Guidance Issued 54 Level of Effort to Manipulate/Defeat a Product ALERRT Scale Category 1 In Vitro Testing Particle size reduction Extractability Syringeability Category 2 Clinical PK Studies Does product maintain CR properties? Abuse Quotient Category 3 Clinical HAP Studies Drug Liking Take Drug Again “Expected to reduce abuse” Category 4 PM Studies Real world evidence of misuse/abuse “Has been shown to reduce abuse”

Overview of Egalet-001 Pharmacokinetic (PK) studies Abuse-Deterrent (AD) studies Regulatory update 55

Egalet-001 15 mg + 30 mg is BE to MS Contin

- A RANDOMIZED, OPEN-LABEL, 3-WAY CROSSOVER STUDY TO EVALUATE THE BIOEQUIVALENCE OF EGALET® MORPHINE PR 30 MG TO MS CONTIN® 30 MG AND EGALET® MORPHINE PR 2 × 15 MG TO MS CONTIN® 30 MG UNDER FASTING CONDITIONS

Study	Cmax EG-001 (ng/ml)	Cmax MS Contin (ng/ml)	Cmax Ratio EG-001/ MS Contin	[90% CI]	AUC (0-∞) EG-001 (h*ng/ml)	AUC (0-∞) MS Contin (h*ng/ml)	AUC (0-∞) Ratio EG-001/ MS Contin	[90% CI]
EG-001 30 mg vs. MS Contin 30 mg (n=63)	11.4	11.6	98.6	[93.9 – 103.6]	113.2	115.1	98.3	[96.0 – 100.7]
EG-001 2 x 15 mg vs. MS Contin 1 x 30 mg (n=63)	10.2	11.6	88.0	[83.9 – 92.4]	113.3	115.1	98.4	[96.1 – 100.8]

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Egalet-001 60 mg is BE to MS Contin

- A RANDOMIZED, OPEN-LABEL, 2-COHORT, CROSSOVER DESIGN STUDY TO DETERMINE THE BIOEQUIVALENCE OF EGALET® MORPHINE PR 60-MG TABLETS VERSUS MS CONTIN® 60-MG TABLETS AND TO EVALUATE THE EFFECT OF FOOD; ON EGALET® MORPHINE PR 60-MG TABLETS IN HEALTHY SUBJECTS WITH NALTREXONE BLOCKADE

Study	Cmax EG-001 (ng/ml)	Cmax MS Contin (ng/ml)	Cmax Ratio EG-001/ MS Contin	[90% CI]	AUC (0-∞) EG-001 (h*ng/ml)	AUC (0-∞) MS Contin (h*ng/ml)	AUC (0-∞) Ratio EG-001/ MS Contin	[90% CI]
EG-001 60 mg vs. MS Contin 60 mg (Fasted state) (n=60)	20.2	21.2	95.4	[89.4 – 101.7]	188.0	192.2	97.8	[95.1 – 100.6]
EG-001 60 mg fasted vs. EG-001 60 mg fed (n=14)	22.7	22.2	97.7	[83.8 – 113.8]	194.9	225.3	115.6	[108.4 – 123.3]

57

58 Egalet-001: No Significant Interaction with Food

Category 1 AD studies Full complement of in vitro physical and chemical manipulation studies Category 2 PK studies – combined with Category 3 studies Category 3 Clinical Human Abuse Potential Studies (with PK data) 067-EG-008: Oral HAP Study 067-EG-009: IN HAP Study Additional Studies In vitro alcohol interaction study ALERRT Study (Assessing Labor, Effort and Resources Required for Tampering) 59 Egalet-001: Robust Abuse-Deterrent Program

Egalet-001: Very Resistant to Physical Manipulation

- A series of studies performed to test the physcial properties of EG-001
- Devices used to manipulate/defeat the tablet:
  - Spoons
  - Mortar and pestle
  - Hammer
  - Food grater & file
  - Razor blade
  - Knife
  - Pill crusher & splitter
  - Krups coffee grinder
  - Spice grinder
- Pre-treatment effects (oven, microwave, freezer) also employed

➢ **No household tools used were able to grind Egalet-001 into small particles**

➢ **All household tools used were able to defeat MS Contin and grind it into small particles**

Coffee Grinder Test



Egalet-001



MS Contin

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© Copyright 2015. Egalet Corporation

Egalet

Egalet-001: Very Difficult to Get into a Syringe Egalet-001 60 mg tablet dissolved in 3 ml of water Cone E et al. Poster Presentation at PainWeek 2014; Las Vegas, NV 61

Egalet-001: No evidence of Alcohol Dose Dumping No evidence of dose dumping in 0%, 5%, 10%, 20% and 40 % alcohol Increasing concentrations of alcohol slows the release of Egalet-001 62

Category 3 Intranasal HAP Study

- **Objective**
  - To compare the relative abuse potential of Egalet-001 with MS Contin® and placebo after manipulation and intranasal (IN) administration

- **Study Design**
  - Randomized, single-center, double-blind, double dummy, active and placebo-controlled 5-way crossover study
  - Adult (18–55 years of age) volunteers who were experienced, nondependent recreational opioid users
  - Consisted of a screening visit, a qualification phase, a treatment phase, and a follow-up visit
  - Because of the particle size reduction challenges with Egalet-001, two different treatment arms were evaluated
    - High volume (HV) arm with both large and small particle sizes
    - Low volume (LV) arm after sieving the output through a 1000 micron filter with just small particle sizes amenable for snorting

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© Copyright 2015. Egalet Corporation
Webster L et al. Poster Presentation at PainWeek; Sept. 10, 2015; Las Vegas, NV

Egalet

Cat 3 IN HAP Study: Significant Decrease in Drug Liking 64 *p<0.0001, relative to ER morphine †p=0.0001, relative to ER morphine Treatment Strong Liking Liking Neutral Disliking

Cat 3 IN HAP Study: Secondary Outcomes Positive 65 Abuse Quotient (Cmax/Tmax) Treatment Overall Drug Liking (n=46) P Value; Relative to IN ER Morphine Take Drug Again (n=46) P Value; Relative to IN ER Morphine IN ER Morphine 71.0 73.0 IN HV EG-001 51.0 <0.0001 50.0 <0.0001 IN LV EG-001 50.5 <0.0001 50.0 <0.0001 Oral EG-001 59.0 <0.0001 56.0 0.0003 Placebo 50.0 <0.0001 50.0 <0.0001 Overall Drug Liking; TDAA

Cat 3 Oral HAP Study: Significant Decrease in Drug Liking 66 Abuse Quotient (Cmax/Tmax)) †p=0.0007, relative to ER morphine *p<0.0001, relative to ER morphine Smith M et al. Poster Presentation at PainWeek; Sept. 10, 2015; Las Vegas, NV Treatment Neutral Disliking Liking Strong Liking

Data Should Support Favorable AD Egalet-001 Label

- Tablets are very hard – resistant to chewing
- Significant effort required to try and defeat the tablet
  - Difficult to produce small particles for injection or snorting
  - Prevent syringeability
  - Resistant to extraction of the API for injecting or smoking
- Category 3 data shows statistically superior reduction in maximal drug liking vs. MS Contin
- No evidence of alcohol dose dumping with Egalet-001 by *in vitro* testing
- No significant interaction with food

- Why is Egalet-001 different than Embeda?
  - Embeda can be crushed
  - It is based on an agonist/antagonist approach
  - Embeda has Black Box Warning regarding dose dumping in the presence of alcohol

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© Copyright 2015. Egalet Corporation
Egalet

Egalet-002: Continued Progress

- Designed with PK profile that has less peak/trough levels compared to OxyContin
  - no significant interaction with food
- Phase 3 program initiated
  - open label, long-term safety study
  - randomized withdrawal efficacy/safety study
- Clinical alcohol interaction study completed
  - no evidence of alcohol dose dumping
- Category 1 AD studies completed
  - Physical manipulation data presented at PainWeek
- Category 3 AD studies (oral & intranasal) head-to-head with OxyContin to start early next year

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© Copyright 2015. Egalet Corporation
Egalet

Egalet-001 and Egalet-002 Expected Timeline Egalet-001 Successful Pre-NDA meeting earlier this year File NDA in the fourth quarter of 2015 PDUFA second half of 2016 Launch in Q4 2016 Egalet-002 Phase 3 program ongoing Category 3 oral and intranasal HAP studies in 2016 Submit NDA in mid-2017 Launch in 2018 69 Pipeline delivers new products in 2016 and 2018

Mark Strobeck, Ph.D. Chief Business Officer and Head of Strategic Planning Growth Opportunities Pipeline and Business Development 70

Robust Pipeline, Sustainable Business Model 71 SPRIX® (ketorolac tromethamine) Nasal Spray Short-term pain Approved OXAYDO™ (IR oxycodone HCl, USP) Tablets for oral use only – CII Acute and chronic pain ARYMO™, AD, ER morphine Chronic pain Egalet-002, AD, ER oxycodone Chronic pain S-718632, AD ER Hydrocodone In partnership with Shionogi Late-Stage Early-Stage Marketed Ph 1 Ph 2 Pivotal Approved

Egalet’s Growth Opportunities Near-Term Opportunities Life cycle management of commercial products Enhanced formulations Added dosage strengths Pipeline ARYMO™ and Egalet-002 Business development Mid-Term Opportunities Shionogi Collaboration Egalet-003 Partnerships 72

Near-Term Opportunities 73

Means to Extend SPRIX® Nasal Spray SPRIX market exclusivity ends in 2018 3 U.S. granted patents Additional patent applications Pursuing a number of strategies to further protect SPRIX exclusivity: Current distribution strategy provides barrier of entry for generic companies Evaluating a modified formulation of SPRIX - could extend product life Longer-term approaches to create a new SPRIX 74 Various approaches to protect brand beyond end of exclusivity

Opportunities to Grow OXAYDO™ 75 OXAYDO market exclusivity through 2022 5 U.S. patents granted Enhancing OXAYDO brand by adding new dosage strengths Market research indicates physicians interested in higher doses of OXAYDO Formulation work has begun on new dosage strengths Goal to submit new dosage strength for registration by second half of 2017 Evaluating AD properties and if possible will seek ways to enhance OXAYDO’s product label

Potential to Expand Reach through Business Development Add to our commercial portfolio Egalet can acquire or in-license products (e.g. SPRIX® and OXAYDO™) Currently evaluating multiple product opportunities Leverage value of existing commercial assets Egalet will seek collaborations outside of U.S. Development and regulatory expertise Significant commercial presence Expand opportunity for product 76

Mid-Term Opportunities 77

Shionogi AD Hydrocodone Program IND opened and milestone achieved Phase 1 study completed Data demonstrated formulations hit target product profile Manufacture of CTM material for additional studies will commence shortly AD studies will commence as well as additional clinical studies to evaluate the profile of our novel formulation 78

Selection Process Led to Egalet-003, an AD, ER Stimulant

Considerations
Market size
Competitive intensity
Strength of Egalet's value proposition
Time for development
Cost of development
Scientific risk
Strategic fit


Products
Opioid
Combination

AD ER Stimulant

- Started with ~50 product concepts
- Evaluated ~25 opportunities

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© Copyright 2015. Egalet Corporation

Egalet

Stimulant Abuse is a Big Problem

- Prescription stimulants used to treat ADHD have become drugs of choice for young adults, with as many as 20% of college students using such drugs for nonmedical purposes, as well as for many professional athletes[1,2]

- In 2010 alone, 1.1 million Americans reported abusing stimulants[3]

- The number of emergency room visits between 2005 and 2010 involving stimulant abuse tripled from 5,212 to 15,585[4]

- The rate of emergency department visits involving central nervous system stimulants increased 292% between 2004 and 2011[5]

1. Corra C. (2010) Abusing prescription Adderall hurts those with ADHD. Available at:http://www.thedaonline.com/article_5a527a21-9605-5538-86b8-654b3c047a29.html (accessed 6 January 2015).
2. Doyel G. (2014) Adderall the new drug of choice for many major-leaguers. Available at:http://www.cbssports.com/general/writer/gregg-doyel/24706564/adderall-the-new-drug-of-choice-for-many-major-leaguers (accessed 6 January 2015)
3. NIDA (2011a) Research report series: prescription drug abuse. Available at:http://www.drugabuse.gov/sites/default/files/rxreportfinalprint.pdf (accessed 6 January 2015).
4. SAMHSA (2013a) Results from the 2012 national survey on drug use and health: summary of national findings. Available at:http://www.samhsa.gov/data/NSDUH/2012SummNatFindDetTables/NationalFindings/NSDUHresults2012.pdf (accessed 6 January 2015).
5. SAMSHA (2013d) Emergency department visits involving attention deficit/hyperactivity disorder stimulant medications. Available at:http://www.samhsa.gov/data/2k13/dawn073/sr073-add-adhdmedications.htm (accessed 6 January 2015)

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Egalet

Egalet-003 Development Path to Registration We have formulation experience with stimulants Clinical plan similar to ARYMO™ Initial PK study to select formulation BE studies at the highest dose IVIVC work Steady-state simulation Food effect study AD studies consistent with FDA Guidance 81 Goal: File Egalet-003 IND second half of 2016

13 U.S. granted patent and 77 ex-U.S. granted patents (expire 2033) Deliver pharmaceuticals in a controlled release fashion Utilize compounds across all therapeutic classes Create formulations with varied payloads Adjust kinetics of delivery (IR, SR, ER) Develop combination products Zero-Order: Equal release rate of two APIs in combined matrix Plug: Two API-containing matrices in one shell, each with different release rates Coat: Active Coat provides IR release combined with controlled tablet Applications for Guardian™ Technology Beyond Abuse-Deterrent Opioids Plug Coat Black=shell material Blue=opioid Red=OIC API Zero-order 82

83 5 SPRIX® Nasal Spray Short-term pain OXAYDO™ Acute and chronic pain ARYMO™, AD, ER morphine Chronic pain Egalet-002, AD, ER oxycodone Chronic pain 2016 2017 2018 Promising Future View of Egalet 2015 Egalet-003, AD, ER stimulant ADHD S-718632, AD ER Hydrocodone (partnered with Shionogi) Exact timing TBD Egalet-004 Exact timing TBD Beyond

Stan Musial, Chief Financial Officer Financial Update 84

2015 Financial Highlights 85 January - Acquired SPRIX® & licensed OXAYDO™ January - Financed acquisition costs through $15 MM in venture debt from Hercules Technology March - Earned $10 MM milestone payment from Shionogi April - Closed $61 MM offering of convertible senior notes due 2020 @ 5.50% with a conversion price of $14.87, if converted shares of 4,102,219 June - Launched SPRIX July - Closed $86.3 MM equity follow-on offering that was upsized and oversubscribed, shares issued 7,666,667 September - Launched OXAYDO 1st Quarter 2nd Quarter 3rd Quarter

Income Statement 86 Shares outstanding as of August 7, 2015 of 25,059,474 Selected Financial Data ($ in millions) Q1-2015 Q2-2015 1st Half 2015 Revenues: Net product sales 0.2 $ 0.6 $ 0.8 $ Related party revenues 0.6 0.4 1.0 Total revenues 0.8 1.0 1.7 Cost and Expenses: Cost of sales (excl. amortization of product rights) 0.1 0.2 0.3 Amortization of product rights 0.4 0.6 1.0 General and administrative 4.7 5.8 10.5 Sales and marketing 1.6 3.3 4.9 Research and development 10.4 4.9 15.3 Total costs and expenses 17.1 14.8 31.9 Loss from Operations (16.4) $ (13.8) $ (30.2) $ Net loss per share, basic and diluted (1.02) $ (1.03) $ (2.05) $

Selected Financial Data 87 Excludes $86 MM of gross proceeds for July follow-on equity offering. Pro-forma cash balance at 6/30 including follow-on offering is $188.4 MM. (in $ millions) Dec 31, 2014 Mar 31, 2015 Jun 30, 2015 Cash and cash equivalents $ 52.7 $ 53.9 $ 108.4* Total current assets 55.1 69.0 114.4 Total current liabilities 7.4 27.3 29.6 Current assets less current liabilities 47.7 41.6 84.9 Total deferred revenue 9.4 34.0 31.8 Total debt outstanding 0 15.0 76.0 *

Infrastructure Growth 88 June 2015 Staffing Mix Staffing Trend 16 18 19 22 23 25 21 23 23 24 25 26 3 4 4 10 11 59 - 20 40 60 80 100 120 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Headcount General & Admin Research & Development Commercial 25 23% 26 24% 59 53%

Financial Expectations for Second Half of 2015 SPRIX® revenue increasing quarter over quarter OXAYDO™ revenue expected in Q4 with no revenues expected in Q3 Expenses expected to increase: Sales and marketing Expect increase for recent deployment of 50-person field sales force Commercial expenses for SPRIX and OXAYDO R&D Anticipate increase with additional Egalet-002 Phase 3 expenses G&A ARYMO™ NDA fee of $2.3 million expected in 4Q15 Investment in commercial manufacturing expansion of $6-$8 MM between 3Q14-2Q16 89

2016 Financial Assumptions SPRIX ® and OXAYDO™ revenue increasing with the full year efforts of commercial team SG&A to increase due to: Expansion of field force Full year promotion of SPRIX and OXAYDO Launch preparation and commercialization of ARYMO™ (Egalet-001) R&D to increase due to: Bulk of Egalet-002 Phase 3 expenses Continued Egalet-002 manufacturing optimization Egalet-003 development costs Product line extension activities for SPRIX and OXAYDO Continued investment in manufacturing capacity 90

Q&A 91

Q4:15 Submit NDA ARYMO™ H2:16 PDUFA Egalet-001 4 H2:16 Launch Egalet-001 H2:16 Category 3 oral HAP Egalet-002 H2:16 Category 3 intranasal HAP Egalet-002 H2:16 Submit IND Egalet-003 H1:17 Complete phase 3 program Egalet-002 Mid:17 Submit NDA Egalet-002 H2:17 Submit registration for new dosage strength OXAYDO™ 2018 Launch Egalet-002 Sustainable Growth and Anticipated Milestones 92

Delivering Pain Relief with Peace of Mind 93

Thank You 94